CMFG LIFE INSURANCE COMPANY

CMFG VARIABLE ANNUITY ACCOUNT

CMFG VARIABLE LIFE INSURANCE ACCOUNT

SUPPLEMENT DATED APRIL 2, 2025 TO

MEMBERS® VARIABLE UNIVERSAL LIFE II PROSPECTUS DATED MAY 1, 2010

MEMBERS® VARIABLE ANNUITY III PROSPECTUSES DATED MAY 1, 2019

MEMBERS® VARIABLE ANNUITY PROSPECTUSES DATED MAY 1, 2018

MEMBERS® VARIABLE ANNUITY II PROSPECTUS DATED MAY 1, 2014

MEMBERS® CHOICE VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2010

This supplement updates the prospectuses, as previously supplemented, for the variable annuity and life contracts listed above and contains information that you should read and maintain for future reference.

CMFG Life Insurance Company requested and obtained an order from the Securities and Exchange Commission that allows us to substitute shares of certain funds that are underlying investment options under your Contract. Accordingly, effective on or about May 2, 2025 (the “Substitution Date”), we will transfer your Contract Value allocated to a subaccount for a Current Fund listed below to the subaccount for the corresponding Replacement Fund:

Current Fund	Replacement Fund
Ultra Series Fund – International Stock Fund	Vanguard Variable Insurance Fund – Total International Stock Market Portfolio
Ultra Series Fund – High Income Fund	Vanguard Variable Insurance Fund – High Yield Bond Portfolio

Because the Replacement Funds are new investment options under your Contract, we are mailing you each Replacement Fund’s Summary Prospectus with this Supplement. You can also obtain a prospectus for these funds or any other investment option available under your Contract free of charge by calling 1-800-798-5500.

No action is required on your part. The Company will bear all expenses related to the substitutions, the substitutions will take place at the relative net asset value of each fund as of the Substitution Date, and there will be no tax consequences for you. After the Substitution Date, we will send you a confirmation notice regarding any Contract Value that was transferred as a result of the substitutions.

After the Substitution Date, the Current Funds will no longer be available investment options under your Contract. Any instructions directing allocations to a Current Fund (including as part of a benefit allocation plan or asset allocation model) will instead be allocated to the corresponding Replacement Fund.

You may choose to transfer your Contract Value allocated to the Current Funds or Replacement Funds as follows, free of charge, and without that transfer counting as a “free” transfer permitted under your Contract:

•	From the date of this supplement until the Substitution Date, you may transfer your Contract Value allocated to a Current Fund to one or more other subaccounts available under your Contract.
•	For thirty days after the Substitution Date, you may transfer your Contract Value allocated to a Replacement Fund to one or more other subaccounts available under your Contract.
•	Please note that, if you have elected a guaranteed minimum accumulation benefit rider, guaranteed minimum withdrawal benefit rider or guaranteed lifetime withdrawal benefit rider offered with a MEMBERS Variable Annuity III contract, you may be subject to certain restrictions regarding the subaccounts to which your contract value may be allocated.

If you would like to make a transfer, please contact us to obtain a transfer form. Your Contract may be subject to certain allocation restrictions regarding the subaccounts to which you may allocate Contract Value. Except as described in the market timing/short-term trading provisions of the relevant prospectus, we will not impose transfer restrictions, including any limitation on the number of transfers permitted, as explained above.

If you have any questions, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.